Goodwill and Other Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER ASSETS
GOODWILL AND OTHER ASSETS

The changes in carrying amounts of goodwill within the Company’s segments are summarized as follows:

	NA	AP	EMEA	LA	Total
Goodwill	$112.1	$41.3	$168.7	$148.5	$470.6
Assets held for sale	(33.9)	—	—	—	(33.9)
Accumulated impairment losses	(13.2)	—	(168.7)	(108.8)	(290.7)
Balance at January 1, 2014	65.0	41.3	—	39.7	146.0
Divestiture	(1.6)	—	—	—	(1.6)
Currency translation adjustment	(0.2)	(1.3)	—	(4.8)	(6.3)
Goodwill	76.4	40.0	168.7	143.7	428.8
Accumulated impairment losses	(13.2)	—	(168.7)	(108.8)	(290.7)
Balance at December 31, 2014	63.2	40.0	—	34.9	138.1
Goodwill acquired	39.7	—	—	—	39.7
Currency translation adjustment	(3.4)	(2.4)	—	(10.5)	(16.3)
Goodwill	112.7	37.6	168.7	133.2	452.2
Accumulated impairment losses	(13.2)	—	(168.7)	(108.8)	(290.7)
Balance at December 31, 2015	$99.5	$37.6	$—	$24.4	$161.5

Goodwill. In the fourth quarter of 2015, goodwill was reviewed for impairment based on a two-step test, which resulted in no impairment in any of the Company's reporting units. Management determined that the LA and AP reporting units had excess fair value of approximately $7.2 or 1.3 percent and approximately $149.4 or 56.5 percent, respectively, when compared to their carrying amounts. The Domestic and Canada reporting unit, included in the NA reportable segment, had excess fair value greater than 100.0 percent when compared to its carrying amount.

In March 2015, the Company acquired Phoenix, a world leader in developing innovative multi-vendor software solutions for ATMs and a host of other FSS applications. Preliminary goodwill and other intangible assets resulting from the acquisition were $39.7 and $26.8, respectively, and are primarily included in the NA reportable operating segment. The amount allocated to goodwill associated with the Phoenix acquisition is primarily the result of anticipated synergies and market expansion. The purchase price allocations are preliminary and subject to further adjustment until all pertinent information regarding the assets acquired and liabilities assumed are fully evaluated. The goodwill associated with the transaction is not deductible for income tax purposes. During 2014, NA had a reduction to goodwill of $1.6 relating to the divestiture of Eras.

During the third quarter of 2013, the Company performed an other-than-annual assessment for its LA reporting unit based on a two-step impairment test as a result of a reduced earnings outlook for the LA business unit. This was due to a deteriorating macro-economic outlook, structural changes to an auction-based purchasing environment and new competitors entering the market. The Company concluded that the goodwill within the LA reporting unit was partially impaired and recorded a $70.0 pre-tax, non-cash goodwill impairment charge. In the fourth quarter of 2013, the LA reporting unit was reviewed for impairment based on a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. In addition, the remaining reporting units were reviewed based on a two-step test. These tests resulted in no additional impairment in any of the Company's reporting units.

Other Assets. Other assets consists of net capitalized computer software development costs, patents, trademarks and other intangible assets. Where applicable, other assets are stated at cost and, if applicable, are amortized ratably over the relevant contract period or the estimated life of the assets. Fees to renew or extend the term of the Company’s intangible assets are expensed when incurred.

Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If the expected future undiscounted cash flows are less than the carrying amount of the asset, an impairment loss is recognized at that time to reduce the asset to the lower of its fair value or its net book value. The Company tests all existing indefinite-lived intangibles at least annually for impairment as of October 31. As of December 31, 2015, the Company had approximately $4.5 of indefinite-lived tangibles included in other intangibles.

For the year ended December 31, 2015, the Company recorded other asset-related impairment charges of $18.9. As of March 31, 2015, the Company agreed to sell its equity interest in its Venezuela joint venture to its joint venture partner and recorded a $10.3 impairment of assets in the first quarter of 2015. On April 29, 2015, the Company closed the sale for the estimated fair market value and recorded a $1.0 reversal of impairment of assets based on final adjustments in the second quarter of 2015, resulting in a $9.3 impairment of assets for the six months ended June 30, 2015. During the remainder of 2015, the Company incurred an additional $0.4 related to uncollectible accounts receivable, which is included in selling and administrative expenses on the consolidated statements of operations. The Company no longer has a consolidating entity in Venezuela but will continue to operate in Venezuela on an indirect basis. Additionally, the Company recorded an impairment related to other intangibles in LA in the second quarter of 2015 and an impairment of $9.1 related to redundant legacy Diebold internally-developed software as a result of the acquisition of Phoenix in the first quarter of 2015 in which the carrying amounts of the assets were not recoverable.

The following summarizes information on intangible assets by major category:

	December 31, 2015			December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Internally-developed software	$92.4	$(48.5)	$43.9	$102.1	$(65.8)	$36.3
Other intangibles	36.7	(16.3)	20.4	42.6	(18.9)	23.7
Total	$129.1	$(64.8)	$64.3	$144.7	$(84.7)	$60.0

Amortization expense on capitalized software of $14.5, $18.3 and $20.9 was included in product cost of sales for 2015, 2014 and 2013, respectively.
The decrease in the gross carrying value of internally-developed software is primarily due to a $9.1 impairment during the first quarter of 2015 of certain internally-developed software related to redundant legacy Diebold software as a result of the acquisition of Phoenix.